Exhibit 32
CERTIFICATION PURSUANT TO THE 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of tronc, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Justin C. Dearborn, Chief Executive Officer of the Company, and Terry Jimenez, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Justin C. Dearborn______________________________________
Justin C. Dearborn
Chief Executive Officer

Date: March 16, 2018

By: /s/ Terry Jimenez________________________________________
Terry Jimenez
Chief Financial Officer

Date: March 16, 2018